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     As filed with the Securities and Exchange Commission on April 10, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                         Date of Report: April 10, 2000
                        (Date of earliest event reported)


                        THE REYNOLDS AND REYNOLDS COMPANY
             (Exact name of registrant as specified in the charter)


         Ohio                          1-10147                  31-0421120
(State or other jurisdiction     (Commission File No.)         (IRS Employer
 of incorporation)                                           Identification No.)


                             115 South Ludlow Street
                               Dayton, Ohio 45402
                    (Address of Principal Executive Offices)


                                 (937) 485-2000
               (Registrant's telephone number including area code)


                                       n/a

          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         Pursuant to Form 8-K General Instruction F, the Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                THE REYNOLDS AND REYNOLDS COMPANY

                                /s/ Adam M. Lutynski

                                Adam M. Lutynski, General Counsel and Secretary

Dated: April 10, 2000


  EXHIBITS

         99       Press Release dated April 10, 2000